UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

E-World USA Holding, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2015, E-World USA Holding, Inc. (the “Company”), effected a one-for-ten reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to which, every ten shares of the Company’s authorized Common Stock and issued and outstanding Common Stock is combined and converted into one share of the Company’s Common Stock. Immediately after the Reverse Stock Split, the number of shares of the Company’s authorized capital stock, consisting solely of Common Stock of the Company, was reduced from 200,000,000 shares of Common Stock to 20,000,000 shares of Common Stock, and the number of shares of issued and outstanding Common Stock of the Company was approximately 16,852,167. The Company issued to any holder of a fractional share resulting from the Reverse Stock Split such additional fractions of a share to round up to a full share.

In connection with the Reverse Stock Split, the Company amended its Articles of Incorporation (the “Amendment”) to increase its authorized capital stock to 100,000,000 shares and change the authorized capital stock to consist of 85,000,000 shares of Common Stock and 15,000,000 shares of preferred stock, par value $0.001 per share.

The Reverse Stock Split and the Amendment were approved by the Board of Directors of the Company upon unanimous written consent and the stockholders of the Company upon majority written consent, each dated December 2, 2014. On January 20, 2015, the Company filed a Certificate of Change with the Office of the Secretary of State of Nevada to effect the Reverse Stock Split, and immediately after that, the Company filed a Certificate of Amendment to Articles of Incorporation with the same office to effect the Amendment. Copies of such Certificate of Change and Certificate of Amendment to Articles of Incorporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Change filed with the Secretary of State of Nevada on January 20, 2015

3.2	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada on January 20, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-World USA Holding, Inc.

Dated: January 21, 2015	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Change filed with the Secretary of State of Nevada on January 20, 2015

3.2	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada on January 20, 2015

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